UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 3, 2015

BOK FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma 000-19341 73-1373454 ------------- -------------- ---------------- (State or other jurisdiction (Commission (IRS Employer of incorporation) File Number) Identification No.)

Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
(Address of principal executive offices)

Registrant's telephone number, including area code:
(918) 588-6000

_____________________N/A___________________________

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 502(b) and (c). Departure of Officers; Appointment of Certain Officers.

BOK Financial Corporation (the “Company”) announced today that Marc Maun, age 56, will become the company’s next Chief Credit Officer. Mr. Maun takes over the role after current Chief Credit Officer, Stacy Kymes, was recently named the executive vice president for Corporate Banking for the Company. A 30-year veteran of the Company, Mr. Maun currently serves as chairman and market CEO of Bank of Oklahoma, Oklahoma City, Oklahoma. Kymes and Maun will work together during the transition period, which should be completed no later than June 30, 2015.

ITEM 9.01.     Financial Statements and Exhibits.

(a) Exhibits

99	Text of Press Release, dated April 3, 2015 titled “BOK Financial names new chief credit officer; New Oklahoma City market CEO”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell

Steven E. Nell
Executive Vice President
Chief Financial Officer

Date: April 3, 2015